Exhibit 99.1 Arvinas Provides Update on Collaboration with Pfizer and Announces Further Actions to Support Value Creation Arvinas and Pfizer plan to jointly select third party for the out-licensing and commercialization of vepdegestrant Additional cost optimization measures expected to realize total annual savings of more than $100 million compared to FY 2024 Board authorizes stock repurchase program of up to $100 million Reaffirms cash runway guidance through the second half of 2028 NEW HAVEN, Conn., Sept. 17, 2025 – Arvinas, Inc. (Nasdaq: ARVN) today provided an update on its collaboration with Pfizer Inc. (NYSE: PFE) for the co-development of vepdegestrant, an investigational oral PROTAC (PROteolysis TArgeting Chimera) estrogen receptor protein degrader, and announced additional corporate actions to support shareholder value creation. Update on Pfizer Collaboration Arvinas and Pfizer have jointly agreed to out-license the commercialization rights to vepdegestrant to a third party. Together, the companies have begun seeking a partner with the capabilities and expertise to maximize the commercial potential of vepdegestrant, if approved, for patients with ESR1-mutant, ER+/HER2- advanced or metastatic breast cancer and potentially develop vepdegestrant in new settings. The companies are aligned in their belief that finding a third-party commercial partner is the best path forward to unlock the full value of vepdegestrant and ensure vepdegestrant is available promptly if approved for use by regulatory authorities. “Today’s announcement further supports our goal to bring vepdegestrant to patients and we are confident that vepdegestrant’s differentiated profile will attract interest from potential partners seeking to strengthen their oncology portfolios,” said John Houston, Ph.D., Arvinas Chairperson, Chief Executive Officer and President. “We and Pfizer remain committed to the metastatic breast cancer community and believe vepdegestrant has the potential to be a best-in-class therapeutic option in the second-line ESR1 mutant setting.” Vepdegestrant is currently under review by the U.S. Food and Drug Administration (FDA) as a monotherapy in the treatment of estrogen receptor–positive (ER+), human epidermal growth factor receptor 2–negative (HER2-), ESR1-mutated advanced or metastatic breast cancer previously treated with endocrine-based therapy. The FDA has assigned a Prescription Drug User Fee Act (PDUFA) action date of June 5, 2026.

2 Strategic Plan and Cost Optimization Measures Following the decision to monetize the value of vepdegestrant and out-license its rights to a third party, Arvinas management and its Board of Directors conducted a thorough review of the Company’s business and strategic plan in consultation with its independent financial and legal advisors. Following this review, the Company continues to believe that its pipeline of differentiated PROTAC degraders has the potential to create important therapies for patients with debilitating and life-threatening diseases across oncology and neuroscience. Arvinas currently has three investigational PROTAC degraders in Phase 1 trials: ARV-102, a LRRK2 degrader for progressive supranuclear palsy and Parkinson’s disease; ARV-393, a BCL6 degrader for subsets of non-Hodgkin lymphoma; and ARV-806, a KRAS G12D degrader for solid tumor malignancies. With the change to development plan for the vepdegestrant program and a refocus on its early development programs, Arvinas has determined it will take further action to optimize its organizational and cost structures and streamline operations in advance of multiple anticipated value inflection points in the coming months. These actions include: • Further limiting additional expenditures on the vepdegestrant program to support activities required for commercialization readiness and identification and out- licensing of vepdegestrant to a third party for commercialization, subject to alignment with Pfizer; • Reducing the Company’s workforce by an additional 15% to streamline operations, with the most significant reductions being roles related to vepdegestrant commercialization; and • Proactively managing pipeline cost by seeking strategic business development opportunities and by identifying further efficiencies across the business. These steps build on prior actions by the Arvinas Board and management team to strengthen the Company’s financial profile and drive additional operational efficiencies. The planned out-licensing of vepdegestrant and the resulting cost optimization actions, when combined with the approximately $80 million in annual cost savings from the measures announced on May 1, 2025, are expected to result in overall annual cost savings of more than $100 million compared to FY 2024. Share Repurchase Program The Arvinas Board of Directors has authorized the repurchase of up to $100 million of the Company’s common stock. The timing and amount of any share repurchases under the share repurchase program will be based on a variety of factors, including ongoing assessments of the capital needs of the business, alternative investment opportunities, the market price of Arvinas’ common stock and general market conditions, and will be at the Company’s discretion. Share repurchases under the share repurchase program may be made from time to time through a variety of methods, which may include open market purchases, privately negotiated block trades, accelerated share repurchases, other privately negotiated transactions or any combination of these methods. Repurchases may

3 also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The share repurchase program will be funded using the Company's working capital. The share repurchase program does not obligate Arvinas to acquire any particular amount of its common stock. The share repurchase program has no time limit and can be modified, suspended or discontinued at any time without prior notice. The priority of the Arvinas Board of Directors and management is to drive value from the portfolio by deliberately and responsibly deploying capital to advance Arvinas’ programs, which, if successful, will deliver benefits for patients and value for shareholders. “Arvinas’ decision to repurchase shares is a testament to our conviction in the strength of our business and our long-term growth prospects and demonstrates our commitment to maximizing value for shareholders,” said Briggs Morrison, M.D., Arvinas Board Member and Lead Independent Director. “We believe our disciplined management of costs will enable us to continue advancing our PROTAC technology to create transformational therapies for patients with severe diseases, while preserving maximum value creation for shareholders as the Board continues its CEO search.” Cash Runway Guidance Following the actions announced today, Arvinas is reaffirming its cash runway guidance into the second half of 2028. The Company currently expects that this runway will support multiple opportunities to deliver value from clinical-stage programs derived from the Company’s de-risked and clinically validated platform technology. These opportunities include clinical data readouts from its PROTAC degraders ARV-102, ARV-393, and ARV-806. About Vepdegestrant Vepdegestrant is an investigational, orally bioavailable PROteolysis TArgeting Chimera (PROTAC) estrogen receptor degrader. Vepdegestrant is being developed as a potential monotherapy for ER+/HER2- advanced or metastatic breast cancer with estrogen receptor 1 (ESR1) mutations in the second line-plus setting. In July 2021, Arvinas announced a global collaboration with Pfizer for the co-development and co-commercialization of vepdegestrant; pursuant to the original agreement, Arvinas and Pfizer will share worldwide development costs, commercialization expenses, and profits, including any costs, expenses and profits that arise due to the parties’ agreement to out-license commercialization rights. Vepdegestrant was granted Fast Track designation by the U.S. Food and Drug Administration (FDA) and has been assigned a Prescription Drug User Fee Act (PDUFA) action date of June 5, 2026. About Arvinas

4 Arvinas (Nasdaq: ARVN) is a clinical-stage biotechnology company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases. Through its PROTAC (PROteolysis TArgeting Chimera) protein degrader platform, Arvinas is pioneering the development of protein degradation therapies designed to harness the body’s natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. Arvinas is currently progressing multiple investigational drugs through clinical development programs, including vepdegestrant, targeting the estrogen receptor for patients with locally advanced or metastatic ER+/HER2- breast cancer; ARV-393, targeting BCL6 for relapsed/refractory non-Hodgkin lymphoma; ARV-102, targeting LRRK2 for neurodegenerative disorders; and ARV-806, targeting KRAS G12D for mutated cancers, including pancreatic and colorectal cancers. Arvinas is headquartered in New Haven, Connecticut. For more information about Arvinas, visit www.arvinas.com and connect on LinkedIn and X. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding: Arvinas’ collaboration with Pfizer, including joint efforts to out-license vepdegestrant to a third party and the attractiveness of vepdegestrant to third parties; Arvinas’ ability to identify, negotiate and consummate a licensing transaction, and any benefits to shareholders from such transaction; the commercial, clinical and financial viability of vepdegestrant; vepdegestrant’s potential to be a best-in-class treatment option for patients with ER+/HER2- advanced or metastatic breast cancer with ESR1 mutations in the second line-plus setting; vepdegestrant’s potential approval and availability to patients; Arvinas’ efforts to reduce costs and streamline operations, including reductions in expenditures, workforce and additional cost-cutting initiatives, and whether such measures will be successful on the terms described herein or at all; Arvinas’ estimated annual cost savings; Arvinas’ stock repurchase program and capital allocation strategy; Arvinas’ other pipeline assets, platform technology and upcoming clinical data readouts and clinical trial initiations; statements regarding Arvinas’ cash runway, including its sufficiency to fund planned operating expenses, clinical development and capital expenditure requirements into the second half of 2028; and statements regarding the advancement of Arvinas’ programs and the ability of Arvinas to benefit patients and shareholders. All statements, other than statements of historical fact, contained in this press release, including statements regarding Arvinas’ strategy, development plans, future operations, future financial position, future revenues, projected costs, cost-reduction efforts and estimated savings, capital allocation strategies, prospects, plans and objectives of management and the statements identified in the prior paragraph, are forward-looking statements. The words “ability,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “target,” “goal,” “potential,” “whether,” “will,” “would,” “could,” “reliance,” “should,” “look forward,” “seek,” “continue,” and similar expressions are

5 intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Arvinas may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on such forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: whether Arvinas and Pfizer will successfully perform their respective obligations under the collaboration between Arvinas and Pfizer; whether Arvinas and Pfizer will be able to successfully conduct and complete clinical development for vepdegestrant as a monotherapy; whether Arvinas and Pfizer will successfully identify, negotiate and consummate any out-licensing transaction for vepdegestrant, and whether any such transaction would result in patient and shareholder benefits; whether the VERITAC-2 clinical trial will meet the secondary endpoint for overall survival; risks related to our expectations regarding the potential clinical benefit of vepdegestrant to patients; uncertainties relating to regulatory applications and related approval timelines, including with respect to the New Drug Application for vepdegestrant; risks related to seeking FDA approval of vepdegestrant and the risk that any regulatory approvals, if granted, may be subject to significant limitations on use or subject to withdrawal or other adverse actions by the applicable regulatory authority; whether FDA or other regulatory authorities will require additional information or further studies, or may fail or refuse to approve or may delay approval of vepdegestrant; whether vepdegestrant and other product candidates will obtain marketing approval and be commercialized on expected timelines or at all; risks related to Arvinas’ other pipeline assets, platform technology and planned and future clinical development; Arvinas’ ability to protect its intellectual property portfolio; Arvinas’ reliance on third parties; whether Arvinas will be able to raise capital when needed; whether Arvinas will be successful in its cost reduction measures and operational streamlining, including whether it will realize its expected cost savings on the terms described herein or at all; risks related to Arvinas’ capital allocation strategy, including with respect to share repurchases; whether Arvinas’ cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses, clinical development and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of Arvinas’ Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent other reports filed with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Arvinas’ current views with respect to future events, and Arvinas assumes no obligation to update any forward- looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas’ views as of any date subsequent to the date of this release. Contacts for Arvinas Investors:

6 Jeff Boyle +1 (347) 247-5089 Jeff.Boyle@arvinas.com Media: Kirsten Owens +1 (203) 584-0307 Kirsten.Owens@arvinas.com